EXHIBIT 77P
                          EXEMPTIVE ORDER TRANSACTIONS
                             04/01/2007 - 09/30/2007
                          MERRILL LYNCH GOVERNMENT FUND

  TRADE       SUB      BUY/                                                   YIELD/
   DATE       CODE     SELL         SECURITY DESCRIPTION             TYPE      DISC     MATURITY     RATING         AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 05/31/07     MER      BUY    TRI-PARTY MERRILL LYNCH & CO., INC.    TPREPO    5.15     06/01/07       FT         70,000,000

  TRADE                                                                     QUOTED                          MATURITY
   DATE             ENTRY TIME                COMPETITIVE BROKER          YIELD/DISC      SECURITY            DATE
----------------------------------------------------------------------------------------------------------------------
 05/31/07    Thu May 31 17:06:06 2007         Goldman Sachs & Co.            2.75         Treasury          06/01/07
                                         Deutsche Bank Securities Inc.       2.25          Agency           06/01/07

                                   EXHIBIT 77P
                          EXEMPTIVE ORDER TRANSACTIONS
                             04/01/2007 - 09/30/2007
                          MERRILL LYNCH TREASURY FUND

  TRADE       SUB      BUY/                                                   YIELD/
   DATE       CODE     SELL         SECURITY DESCRIPTION             TYPE      DISC     MATURITY     RATING         AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 06/22/07     MER      BUY             TREASURY BILL                 TBILL     4.19     07/19/07                  50,843,000

  TRADE                                                                     QUOTED                          MATURITY
   DATE             ENTRY TIME                COMPETITIVE BROKER          YIELD/DISC      SECURITY            DATE
----------------------------------------------------------------------------------------------------------------------
 06/22/07    Tue Jun 26 15:23:01 2007         Goldman Sachs & Co.            4.15      US Treasury Bill     07/19/07
                                         Citigroup Global Markets Inc.       3.96      US Treasury Bill     07/19/07

TRADE DATE      SUB CODE        BUY/SELL      SECURITY DESCRIPTION      TYPE      YIELDS DISCOUNT      MATURITY       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
07/20/07          MER           SELL               TREASURY BILL        TBILL          4.41            07/26/07     4,814,000


07/24/07          MER           SELL               TREASURY BILL        TBILL          4.44            07/26/07     6,364,000


                                                                                 QUOTED                             MATURITY
TRADE DATE               ENTRY TIME                  COMPETITIVE BROKER        YIELD/DISC      SECURITY               DATE
--------------------------------------------------------------------------------------------------------------------------------
07/20/07            Fri Jul 20 14:11:47 2007            Bardays Capital Inc.      4.50         Treasury Repo         07/26/07
                                                      JP Morgan Securities Inc.   4.45         Treasury Repo         07/26/07

07/24/07            Tue Jul 24 12:11:48 2007            Lehman Brothers Inc.      4.55         Treasury Repo         07/26/07
                                                         Goldman Sachs & Co.      4.75         Treasury Repo         07/26/07